Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K


                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                Date of Report December 24, 1996
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



  Delaware                   1-9874                  94-2213782
(State of other          (Commission File          (IRS Employer
jurisdiction of                Number)              Identification No.)
incorporation)



302 South 36th Street, Suite 400,         Omaha, NE           68131
(Address of principal executive offices)                    Zip Code


Registrant's Telephone Number, including area code:
(402) 341-4500


                              N/A
 (Former name or former address, if changed since last report)


Item 5.  Other Events

     On December 24, 1996, the Registrant announced that CE Electric UK plc, which is indirectly owned 70% by the Registrant and 30% by Peter Kiewit Sons' Inc., had acquired a majority of the shares of Northern Electric plc ("Northern") and will extend its offers for the remaining equity interest in Northern. A copy of the press release issued by the Registrant is set forth as
Exhibit 1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated December 24, 1996

     Financial Statements will be filed at a later date as part of an amendment to this form 8-K.

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.



                                   By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel
                                        (U.S. and Corporate)



Dated: December 26, 1996